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                                AMERIKING, INC.



                    ----------------------------------------

                                  $100,000,000
                           ___% SENIOR NOTES DUE 2006

                    ----------------------------------------


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                             UNDERWRITING AGREEMENT

                         DATED AS OF NOVEMBER ___, 1996

                              -------------------








Donaldson, Lufkin & Jenrette                        Jefferies & Company, Inc.
   Securities Corporation


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                                                            November___, 1996



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
JEFFERIES & COMPANY, INC.
  c/o Donaldson, Lufkin & Jenrette
    Securities Corporation
  140 Broadway
  New York, New York  10005

Ladies and Gentlemen:

         AmeriKing, Inc., a Delaware corporation (the "Company"), proposes to issue and sell (the "Notes Offering") $100,000,000 principal amount of its ___% Senior Notes due 2006 (the "Securities") to Donaldson, Lufkin & Jenrette Securities Corporation and Jefferies & Company, Inc. (the "Underwriters"). The Securities are to be issued pursuant to the provisions of an Indenture to be dated as of ___________, 1996, (the "Indenture") between the Company and Fleet National Bank, as Trustee (the "Trustee").

         Concurrently with the Notes Offering, the Company is offering (the "Units Offering" and, together with the Notes Offering, the "Offerings") __________ Units (the "Units"), consisting of $30,000,000 aggregate liquidation preference of ___% Senior Exchangeable Preferred Stock due 2008 (the "Senior Preferred Stock") and ___________ shares of Common Stock (the "Common Stock").

         1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1 (File No. 333-04261), including a prospectus relating to the Securities, which may be amended. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the Offerings registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement" and the prospectus in the form first used to confirm sales of Securities is hereinafter referred as the "Prospectus."

         2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue





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and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto, at a purchase price of ____% of the principal amount thereof (the "Purchase Price"), plus accrued interest thereon, if any, from December 3, 1996, to the date of payment and delivery.


         3. TERMS OF PUBLIC OFFERING. The Company is advised by each of you that you propose (i) to make a public offering of your respective portions of the Securities as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.


         4. DELIVERY AND PAYMENT. Delivery to the Underwriters of, and payment for, the Securities shall be made at 10:00 a.m., Eastern Standard Time, on December 3, 1996, or such other date as may be permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), following the date of the initial public offering (the "Closing Date"), at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by agreement between you and the Company.

         Certificates for the Securities shall be registered in such names and issued in such denominations as you shall request no later than two full business days prior to the Closing Date. Such certificates shall be made available to you for inspection not later than 9:30 a.m., Eastern Standard Time, on the business day immediately preceding the Closing Date. Certificates in definitive form evidencing the Securities shall be delivered to you on the Closing Date, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer or certified or official bank check or checks payable in same day funds to the order of the Company or as the Company may direct.


         5. AGREEMENTS OF THE COMPANY. The Company agrees with you:

              (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

              (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the

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         issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in Section 5(e) which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

              (c) To provide you, without charge, one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

              (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause the same to become promptly effective.

              (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel to the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request; provided, however, that in the event either Underwriter is required to deliver a prospectus nine months or more after the date hereof, the Company promptly will prepare, at such Underwriter's expense, such amendment or amendments to the Registration Statement and supplements or amendments to the Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the Act.

              (f) If during the period specified in Section 5(e), any event shall occur as a result of which, in the opinion of counsel to the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements

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         therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, promptly
         (i) to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and (ii) to furnish to each of you and to such dealers as you shall specify, such number of copies of the Prospectus as so amended or supplemented as you or such dealers may reasonably request; provided, however, that in the event either Underwriter is required to deliver a prospectus nine months or more after the date hereof, the Company promptly will prepare, at such Underwriter's expense, such amendment or amendments to the Registration Statement and supplements or amendments to the Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the Act.

              (g) Prior to any public offering of the Securities, (i) to cooperate with the Underwriters and counsel to the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as the Underwriters may request, (ii) to continue such qualification in effect so long as required for distribution of the Securities and
         (iii) to file such consents to service of process or other documents as may be necessary to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, or to take any action which would subject it to general service of process in any jurisdiction where it is not so subject.

              (h) To mail and make generally available to its security holders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act.

              (i) So long as required by the Indenture or the Exchange Act, to file reports pursuant to Section 13 or 15(d) of the Exchange Act, and, during the period of three years following the date of this Agreement, to deliver to you, promptly upon their becoming available, (i) copies of all current, regular and periodic reports filed by the Company with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) copies of each report or other publicly available information of the Company mailed to the holders of the Securities and

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         such other publicly available information concerning the
         Company and its subsidiaries as you may request.

              (j) Prior to the Closing Date, to furnish to you, as soon as they have been prepared by the Company, a copy of any consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Registration Statement.

              (k) To use the proceeds from the sale of the Securities in the manner specified in the Registration Statement (and any amendments or supplements thereto) under the caption "Use of Proceeds."

              (l) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of the Securities.

              (m) To pay all costs, expenses, fees and taxes incident to:

                   (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in Section 5(e);

                   (ii) the printing and delivery of the Prospectus and all
              amendments or supplements to the Prospectus during the period specified in Section 5(e);

                   (iii) the printing and delivery of this Agreement, the
              Indenture, the Securities, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Notes Offering (including, in each case, any disbursements of your counsel relating to such printing and delivery);

                   (iv) the issuance and delivery by the Company of the
              Securities;

                   (v) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of your counsel relating to such registration or qualification and memoranda relating thereto);

                   (vi) filings and clearance with the National Association of
              Securities Dealers, Inc. in connection with the Notes Offering;

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                   (vii) furnishing such copies of the Registration Statement, each preliminary prospectus and the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by you or by dealers to whom Securities may be sold;

                   (viii) the rating of the Securities by rating agencies, if any;

                   (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Securities by the Depository Trust Company for "book-entry" transfer; and

                   (x) the performance by the Company of its other obligations under this Agreement.

              (n) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than a default by the Underwriters) or if for any reason the Company shall be unable or unwilling to perform its obligations hereunder, the Company shall, except as otherwise agreed by the parties hereto, reimburse the Underwriters for the fees and expenses to be paid or reimbursed by the Company pursuant to Section 5(m), and reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of counsel to the Underwriters) reasonably incurred by the Underwriters or by dealers to whom Securities may be sold in connection with the transactions contemplated by this Agreement.

              (o) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company or warrants to purchase securities of the Company substantially similar to the Securities (other than (i) the Securities and (ii) the Units and the Senior Preferred Stock and the Common Stock comprising the Units), without your prior written consent.

              (p) Not to distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Prospectus, and any preliminary prospectus.

              (q) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

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         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company
represents and warrants to each Underwriter that:

              (a) The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

              (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
         (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 6(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to either Underwriter furnished to the Company in writing by such Underwriter expressly for use therein.

              (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (d) Each of the Company and its subsidiaries (i) is duly incorporated, validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, (ii) has full corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties and (iii) is duly qualified and in good standing as a foreign corporation registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, property, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

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              (e) (i) All of the outstanding shares of capital stock of the
         Company and each of its subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, are not and, as a result of the Notes Offering, will not be, subject to preemptive or similar rights, (ii) except as described in the Prospectus, all shares of the Company's subsidiaries' capital stock are owned by the Company, directly or indirectly, free and clear of any security interest, claim, lien or encumbrance and (iii) except as described in the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest in the Company or any of its subsidiaries.

              (f) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or bylaws or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

              (g) None of (i) the execution, delivery or performance by the Company of its obligations under this Agreement or the Indenture, (ii) the issuance and sale of the Securities by the Company and (iii) the consummation by the Company of the transactions described in the Prospectus under the caption "Use of Proceeds," will conflict with or constitute a breach of any of the terms or provisions of, or a default under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, (A) the charter or bylaws of the Company or any of its subsidiaries, (B) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is bound, the violation of which would reasonably be expected to result in a Material Adverse Effect, or (C) any law or administrative regulation applicable to the Company, any of its subsidiaries or any of their assets or properties, or any judgment, order or decree of any court or governmental agency or authority entered in any proceeding to which the Company or any of its subsidiaries was or is now a party or to which any of them or their respective properties may be subject.

              (h) No consent, approval, authorization or order of, or filing or registration with, any regulatory body, administrative agency, or other governmental agency (except as securities or Blue Sky laws of the various states may require)

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         that has not been made or obtained is required for (i) the execution, delivery and performance of the Company's obligations under this Agreement or the Indenture, (ii) the valid issuance and sale of the Securities or (iii) the performance by the Company of the transactions contemplated hereby or by the Indenture. No consents or waivers from any person are required to consummate the transactions contemplated by this Agreement, the Indenture, the Prospectus or the Registration Statement, other than such consents and waivers as have been or will be obtained prior to the Closing Date.

              (i) The Company has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the Indenture and to issue, sell and deliver the Securities to Underwriters.

              (j) This Agreement has been duly authorized and validly executed by the Company and (assuming the due execution and delivery thereof by you) is a legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally, (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity) and (iii) limited by securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution.

              (k) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

              (l) The Company has duly authorized the Indenture and, when executed and delivered (assuming the due authorization, execution and delivery thereof by the Trustee), the Indenture will be a legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be
         (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

              (m) The Company has duly authorized the Securities and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms hereof, the Securities will conform to the description thereof in the Prospectus and will be the legally valid and binding obligations of the Company, enforceable against it in accordance with their terms, except as the enforceability

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         thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

              (n) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or, to the best knowledge of the Company, proposed by any governmental body and (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject issued that, in the case of clauses (i), (ii) and (iii) above, (A) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed, (B) might have a Material Adverse Effect, (C) would interfere with or adversely affect the issuance of the Securities or (D) in any manner draw into question the validity of this Agreement, the Indenture or the Securities.

              (o) No holder of any security of the Company or any of its subsidiaries has any right or, by reason of the execution by the Company of this Agreement or the Indenture or the consummation of the transactions contemplated hereby or thereby, will have the right to require registration of any security of the Company.

              (p) No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

              (q) Neither the Company nor any of its subsidiaries is involved in any material labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any material labor dispute threatened which, if such dispute were to occur, could have a Material Adverse Effect.

              (r) Neither the Company nor any of its subsidiaries has violated any safety or similar law applicable to its business, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such instances of noncompliance that,

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         either singly or in the aggregate, could not have a Material
         Adverse Effect.

              (s) Each of the Company and its subsidiaries is in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to the protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as defined below) (collectively, "Environmental Laws"), except for such instances of noncompliance that, either singly or in the aggregate, could not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended, (iii) any petroleum or petroleum product,
         (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. There is no alleged liability, or, to the best knowledge and information of the Company, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company or any of its subsidiaries arising out of, based on, or resulting from (A) the presence or release into the environment of any Hazardous Material at any location currently or previously owned by the Company or any of its subsidiaries or at any location currently or previously used or leased by the Company or any of its subsidiaries or (B) any violation or alleged violation of any Environmental Law, except in each case with respect to clauses (A) and
         (B), alleged or potential liabilities that, singly or in the aggregate, could not have a Material Adverse Effect.

              (t) Each of the Company and its subsidiaries owns or possesses the right to use the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by it in connection with the businesses it now operates, except where the failure to own or possess such Intellectual Property could not, either singly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice that its use of any Intellectual Property allegedly infringes upon, or conflicts with, rights asserted by others, except for such instances that, singly or in the aggregate, could not have a Material Adverse Effect if an unfavorable decision, judgment, ruling or

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         finding is rendered against the Company or any of its subsidiaries.

              (u) Except as set forth in the Prospectus, all tax returns required to be filed by each of the Company and its subsidiaries in any jurisdiction have been filed, and all material taxes (including, but not limited to, withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from any taxing authority) have been paid other than those (i) being contested in good faith and for which adequate reserves have been provided, or
         (ii) currently payable without penalty or interest.

              (v) Except as set forth in the Prospectus or that, singly or in the aggregate, could not have a Material Adverse Effect, (i) each of the Company and its subsidiaries has (A) such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits") as are necessary to own, lease and operate its properties and to conduct its business as presently conducted, and (B) fulfilled and performed all of its material obligations with respect to the Permits, and (ii) no event has occurred that could allow, or after notice or lapse of time could allow, revocation or termination of any Permit or that could result in any other material impairment of the rights granted to the Company or any of its subsidiaries under any Permit, and the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any Permit.

              (w) Except as set forth in the Prospectus or that, singly or in the aggregate, could not have a Material Adverse Effect, (i) each of the Company and its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions, except liens for taxes not yet due and payable, to all property and assets described in the Prospectus as being owned by it, (ii) each lease to which the Company or any of its subsidiaries is a party is valid and binding and no default has occurred or is continuing thereunder, and
         (iii) each of the Company and its subsidiaries enjoys peaceful and undisturbed possession under all such leases to which it is a party as lessee.

              (x) Each of the Company and its subsidiaries maintains adequate insurance for its businesses and the value of its properties (including, without limitation, public liability insurance, third party property damage insurance and replacement value insurance) and all such insurance is outstanding and in force as of the date of this Agreement.

              (y) The financial statements, together with the related schedules and notes, forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly the consolidated financial position, results of operations and changes in financial position of the

         Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply, and such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The pro forma financial statements, together with the related schedules and notes, forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared in good faith on the basis of the assumptions described therein, and such assumptions are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

              (z) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide assurance that:

                   (i) transactions are executed in accordance with
              management's general or specific authorizations;

                   (ii) transactions are recorded as necessary to permit
              preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and

                   (iii) the recorded accountability for assets is compared
              with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

              (aa) Subsequent to the dates for which information is given in the Registration Statement and the Prospectus and up to the Closing Date, unless set forth in the Registration Statement and the
         Prospectus:

                   (i) none of the Company or its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, singly or in the aggregate, to the Company and its subsidiaries taken as a whole, nor entered into any material transactions not in the ordinary course of business;

                   (ii) there has not been any decrease in the Company's
              capital stock or the capital stock of any of the Company's subsidiaries or any increase in long-term indebtedness to meet working capital requirements or any material increase in short-term indebtedness of the Company or any of its subsidiaries or any payment of or declaration to pay any dividends or any other distribution with respect to the Company's or any of its subsidiaries' capital stock, as the case may be; and

                   (iii) there has not been any event or series of events that would have a Material Adverse Effect.

              (bb) Prior to and after the issuance of the Securities and the Units, (i) the present fair salable value of the assets of the Company and its subsidiaries exceeded and will exceed the amount that will be required to be paid on, or in respect of, the debts and other liabilities (including contingent liabilities) of the Company and its subsidiaries as they become absolute and matured, (ii) the assets of the Company and its subsidiaries do not constitute and will not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted, and (iii) the Company and its subsidiaries do not intend to, or believe that they will, incur debts or other liabilities beyond their ability to pay such debts and liabilities as they mature. The Company does not intend to, and does not intend to permit any of its subsidiaries to, incur debts or other liabilities beyond their respective ability to pay such debts and liabilities as they mature.

              (cc) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              (dd) Deloitte & Touche LLP are independent public accountants with respect to the Company as required by the Act.

              (ee) The Company has no direct or indirect subsidiaries other than those listed on Exhibit 21 to the Registration Statement.

              (ff) The execution and delivery of this Agreement, the Indenture and the sale of the Securities will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

              (gg) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).


         7. INDEMNIFICATION.

              (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls either Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to either Underwriter furnished in writing to the Company by such Underwriter expressly for use therein; provided, however, that the indemnification contained in this Section 7(a) with respect to any preliminary prospectus shall not inure to the benefit of either Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or judgment (i) arising from the sale of the Securities by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person, at or prior to the written confirmation of such sale, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the Underwriters in requisite quantity on a timely basis to permit such delivery or sending or (ii) resulting from the use by such Underwriter of any registration statement or prospectus, or any amendment or supplement thereto, referred to in
         Section 5(e) when, under Section 10 hereof, such Underwriter was not permitted to do so; provided further, however, that the foregoing exceptions in clauses (i) and (ii) shall not affect the indemnity with respect to any other Underwriter not otherwise subject to such exceptions.

              (b) In case any action shall be brought against either Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Either Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company has failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company but, if settled with the Company's written consent, the Company agrees to indemnify and hold harmless such Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

              (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling them within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties"), to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against any Company Indemnified Party based on the Registration Statement, the Prospectus or any preliminary prospectus in respect of which indemnity may be sought against an Underwriter, such Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company Indemnified Parties shall have the rights and duties given to such Underwriter by Section 7(b) hereof.

              (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The losses, claims, damages, liabilities or judgments of an indemnified party referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions received by it exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of

         Securities purchased by each of the Underwriters hereunder and not joint.

              (e) The Company hereby designates The Jordan Company, 9 West 57th Street, New York, New York 10019, as its authorized agent, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York by either Underwriter or person controlling such Underwriter asserting a claim for indemnification or contribution under or pursuant to this
         Section 7, and the Company will accept the jurisdiction of such court in such action, and waive, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to the Company, at the address for notices specified in Section 11(a) hereof.

              (f) The indemnity and contribution agreements contained in this
         Section 7 are in addition to any liability which the indemnifying persons may otherwise have to the indemnified persons referred to above.


         8. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

              (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date, with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements and satisfied all conditions to be performed, complied with or satisfied by it on or prior to the Closing Date.

              (b) The Registration Statement shall have become effective not later than 5:00 p.m. (and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 p.m.), Eastern Standard Time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

              (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

              (d) (i) The Prospectus shall have been printed and copies distributed to the Underwriters not later than 9:00 a.m., Eastern Standard Time, on ________________, 1996, or at such later date and time as the Underwriters may approve in writing; and

                   (ii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities.

              (e) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any event that had a Material Adverse Effect, or any development involving a prospective change that could have a Material Adverse Effect, whether or not arising in the ordinary course of business;

                   (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in the capital stock or in the long-term debt of the Company and its subsidiaries from that set forth in the Registration Statement and the Prospectus;

                   (iii) the Company and its subsidiaries shall have no
              material liability or obligation, direct or contingent, other than those reflected in the Registration Statement and the Prospectus; and

                   (iv) on the Closing Date you shall have received
              certificates dated the Closing Date, signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company, confirming all of the matters set forth in Sections 8(a), (b), (c), (d) and (e) of this Agreement with respect to the Company.

              (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel to you) dated the Closing Date, of Mayer, Brown & Platt, counsel to the Company (provided that the opinions with respect to subsidiaries of the Company incorporated in the states of Colorado, Illinois, Michigan and Ohio will be provided by Freeborn & Peters), to the effect that:

                   (i) based on telephonic confirmation from the Commission,
              the Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before, threatened or contemplated by the Commission;

                   (ii) the Registration Statement (including any Registration
              Statement filed under Rule 462(b) of the Act, if any) and the Prospectus and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act;

                   (iii) each of the Company and its subsidiaries is duly
              incorporated, validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the full corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                   (iv) each of the Company and its subsidiaries is duly
              qualified and in good standing as a foreign corporation registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                   (v) all of the outstanding shares of capital stock of the
              Company and each of its subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, are not subject to preemptive or similar rights and all shares of the Company's subsidiaries' capital stock are owned, directly or indirectly, by the Company, to the best of such counsel's knowledge, free and clear of any security interest, claim, lien or encumbrance;

                   (vi) to such counsel's knowledge, except as disclosed in the
              Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any capital stock, or other equity interest, in the Company or any of its subsidiaries;

                   (vii) neither the Company nor any of its subsidiaries is in violation of its respective charter or bylaws and, to the knowledge of such counsel after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound;

                   (viii) none of (A) the execution, delivery or performance by the Company of this Agreement or the Indenture, (B) the issuance and sale of the Securities by the Company and (C) the consummation by the Company of the transactions described in the Prospectus under the caption "Use of Proceeds," will conflict with or constitute a breach of any of the terms or provisions of, or a default under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, (1) the charter or bylaws of any of the Company or the Company's subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel after due inquiry to which the Company or any of its subsidiaries is a party or by which any of them or their property is bound, or (3) to the best of such counsel's knowledge, any law or administrative regulation applicable to the Company, any of its subsidiaries or any of their assets or properties, or any judgment, order or decree of any court or governmental agency or authority entered in any proceeding to which the Company or any of its subsidiaries was or is now a party or to which any of them or their respective properties may be subject and which is known to such counsel;

                   (ix) no consent, approval, authorization or order of, or
              filing or registration with, any regulatory body, administrative agency, or other governmental agency (except as securities or Blue Sky laws of the various states may require) that has not been made or obtained is required for (A) the execution, delivery and performance of this Agreement or the Indenture, (B) the valid issuance and sale of the Securities or (C) the performance by the Company of the transactions contemplated hereby or by the Indenture, such as to which the failure to be obtained or made would not reasonably be expected, either singly or in the aggregate, to have a Material Adverse Effect;

                   (x) to such counsel's knowledge, no consents or waivers from any person are required to consummate the transactions contemplated by this Agreement or the Indenture, other than such consents and waivers as have been or will be obtained prior to the Closing Date;

                   (xi) the Company has all necessary corporate power and
              authority to enter into and perform its obligations under this Agreement and the Indenture and to issue, sell and deliver the Securities to the Underwriters to be sold by the Underwriters pursuant to this Agreement;

                   (xii) this Agreement has been duly authorized and validly
              executed by the Company and (assuming the due execution and delivery thereof by you) is a legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be (A) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally, (B) limited by general principles of equity (whether considered in a proceeding at law or in equity) and (C) limited by securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution;

                   (xiii) the Indenture has been duly qualified under the Trust
              Indenture Act of 1939, as amended;

                   (xiv) the Company has duly authorized the Indenture and,
              when executed and delivered (assuming due authorization, execution and delivery of the Indenture by the Trustee), the Indenture will be a legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be (A) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally and (B) limited by general principles of equity (whether considered in a proceeding at law or in equity);

                   (xv) the Company has duly authorized the Securities and,
              when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Securities will conform to the description in the Prospectus, and will be the legally valid and binding obligations of the Company, enforceable against it in accordance with their terms, except as the enforceability thereof may be (A) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and (B) limited by general principles of equity (whether considered in a proceeding at law or in equity);

                   (xvi) to the best knowledge of such counsel, after due
              inquiry, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or proposed by any governmental body, or
              (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction applicable to the Company or any of its subsidiaries has been issued that, in the case of clauses (i), (ii) and (iii) above, (a) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed, (b) would interfere with or adversely affect the issuance of the Securities, or (c) might invalidate any provision or the validity of this Agreement, the Indenture or the Securities;

                   (xvii) to the best of such counsel's knowledge, after due
              inquiry, no holder of any security of the Company has any right to require registration of any security of the Company;

                   (xviii) the statements under the captions "Description of
              Securities," "Description of Certain Indebtedness," and "Certain Transactions" in the Prospectus, as amended or supplemented, and
              Item 14 and, assuming the accuracy of the representations and warranties of the Company at the time of the transactions referred to therein, which such counsel has no reason to believe are inaccurate, Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, present fairly the information called for with respect to such legal matters, documents or proceedings; and

                   (xix) the Company is not an "investment company" or a
              company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              In addition, such counsel shall state that it has participated in conferences with certain officers and other representatives of the Company, representatives of the Company's accountants, the Underwriters' representatives and counsel to the Underwriters, at which conferences the contents of the Registration Statement and Prospectus and any amendments or supplements thereto, and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, and any amendment or supplement thereto, no facts have come to such counsel's attention which led it to believe that the Registration Statement as of the effective date or on the date of such opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein not misleading, and that the Prospectus, as of the date thereof or on the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and data and related notes, the financial statement schedules and other financial, statistical and accounting data included in the Registration Statement and Prospectus).

              (g) You shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel to you, in form and substance reasonably satisfactory to you, and the Company shall have provided Latham & Watkins such papers and information as it requests to enable it to pass upon the matters contained in such opinion.

              (h) You shall have received letters from Deloitte & Touche LLP, independent public accountants, on the date hereof and on the Closing Date, in form and substance satisfactory to you, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

              (i) The Company and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed thereof.

              (j) The Company shall have fully performed or complied with all of the agreements contained in this Agreement and required to be performed or complied with by the Company on or prior to the Closing Date.

              (k) On the Closing Date, the Units Offering shall be consummated on substantially the same terms as those set forth in the Registration Statement and the Prospectus.


         9. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the later of (i) the execution of this Agreement or (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

         This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:

              (a) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change which would cause a Material Adverse Effect, on the earnings, affairs, or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus;

              (b) Any outbreak or escalation of hostilities or other national or international calamity or crisis or material change in economic conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets of the United States or elsewhere would, in your judgment, be material and adverse and make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus;

              (c) The suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or the limitation on prices for securities on any such exchange or National Market System;

              (d) The enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion causes or will cause a Material Adverse Effect;

              (e) The declaration of a banking moratorium by either federal or New York State authorities;

              (f) The taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States; or

              (g) Any of the Company's securities shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization, provided that in the case of such "watch list" placement, termination shall be permitted only if such placement would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities or materially impair the investment quality of the Securities.

         If on the Closing Date either of the Underwriters shall fail or refuse to purchase the Securities which it has agreed to purchase hereunder on such date and arrangements satisfactory to the non-defaulting Underwriter and the Company for purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of such non-defaulting Underwriter. In any such case that does not result in termination of this Agreement, such non-defaulting Underwriter or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default by it under this Agreement.


         10. AGREEMENT OF THE UNDERWRITERS.

         Each Underwriter agrees, severally and not jointly, that, upon its receipt of any written notice from the Company of the existence of any fact or the happening of any event that requires the making of any additions to or changes in the Registration Statement or the Prospectus or any amendment or supplement thereto in order that such document will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date such document was delivered, not misleading, such Underwriter shall forthwith discontinue disposition of the Securities pursuant to such document until (i) such Underwriter receives from the Company copies of an amended or supplemented document that the Company states in writing may be used by such Underwriter or (ii) such Underwriter is advised in writing by the Company that the use of such document may be resumed.


         11. MISCELLANEOUS.

              (a) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to AmeriKing, Inc., 2215 Enterprise Drive, Suite 1502, Westchester, Illinois 60154,
         Attention: Chief Financial Officer, with a copy to Mayer, Brown & Platt, 1675 Broadway, Suite 1900, New York, New York 10019, Attention:
         James B. Carlson, and (ii) if to the Underwriters, (A) to Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, Attention: Syndicate Department and Compliance Department and (B) to Jefferies & Company, Inc., 11100 Santa Monica Boulevard, Los Angeles, California 90025, Attention: Syndicate Department and Compliance Department, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Philip E. Coviello, or in any case to such other address as the person to be notified may have requested in writing.

              (b) The respective indemnities, contribution agreements, representations, warranties and other statements set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any such person, (ii) acceptance of the

         Securities and payment for them under this Agreement and (iii) termination of this Agreement.

              (c) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of the Securities from either of the Underwriters merely because of such purchase.

              (d) This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York without reference to its choice of law provisions.

              (e) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                       Very truly yours,

                                       AMERIKING, INC.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:



DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION


By:
   -------------------------------
Name:
Title:




JEFFERIES & COMPANY, INC.


By:
   -------------------------------
Name:
Title:

                                   SCHEDULE I

                                                         Principal Amount
                                                          of Securities
Underwriters                                             to be Purchased
------------                                             ----------------
Donaldson, Lufkin & Jenrette
   Securities Corporation ............................... $
Jefferies & Company, Inc. ............................... $
                                                          ------------
                                                          $100,000,000